UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Edify Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EDIFY ACQUISITION CORP.
888 7th Avenue, Floor 29
New York, NY 10106

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 20, 2023

TO THE STOCKHOLDERS OF EDIFY ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of annual meeting (the “special meeting”) of stockholders of Edify Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 2:00 p.m. Eastern Time, on July 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/edifyacq/sm2023. Stockholders will not be able to attend the special meeting in-person. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 20, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the “Extended Date”) (the “Extension Amendment Proposal”);

2.To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated January 14, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Initial Extension”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO)by depositing (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date (the “Trust Amendment”). This proposal is referred to as the “Trust Amendment Proposal”;

3.      To amend the Company’s charter to remove the net tangible asset requirement from the Company’s charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (“NTA Requirement Amendment”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

4.      To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B common stock” or the “founder shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock” or “public shares”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”).

5.      To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors (the “Board”) (the “Director Election Proposal”).

6.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (the “Auditor Ratification Proposal”).

7.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. This proposal is referred to as the “Adjournment Proposal”. The Adjournment

Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edifyacq/sm2023. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

Currently, our charter provides that if the Company has not consummated its business combination within 24 months from the date of the closing of the IPO, then the Company has the right to extend the time available for the Company to consummate a business combination (the “Combination Period”) for an initial three month period from January 20, 2023 (the date that is 24 months from the closing date of the Company’s IPO) to April 20, 2023 (i.e., 27 months from the consummation of the IPO), followed by up to three one-month extensions from April 20, 2023 to July 20, 2023 (as extended, the “Termination Date”). In accordance with the Company’s charter and the Trust Agreement, the Company deposited an aggregate of $450,000 into the trust account to extend the Combination Period from January 20, 2023 to July 20, 2023.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for an initial three month period from July 20, 2023 to October 20, 2023, followed by three additional one (1) month Extensions up to the Extended Date, provided that each Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline.

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). As disclosed in the Current Report on Form 8-K filed with the SEC on December 19, 2022, on December 18, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes and other applicable laws, Merger Sub will merge with and into Unique Logistics (the “Merger”), with Unique Logistics as the surviving corporation of the Merger. On June 9, 2023, the Company filed a Registration Statement on Form S-4 (the “Registration Statement”) in connection with the Merger. The Registration Statement has not been declared effective by the SEC. The Company believes that given the Company’s expenditure of time, effort and money in connection with the Merger, circumstances warrant providing public stockholders an opportunity to consider the Merger and related transactions. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Merger. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. Without the Extension, the Company will not be able to complete a business combination on or before the Termination Date, and would be forced to liquidate.

Our charter currently provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which the Company may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “SEC”).

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement (as defined below). The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for Colbeck Edify Holdings, LLC (the “Sponsor”) to convert its Class B common stock to Class A common stock and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on April 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 3, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company regain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 6,900,000 shares of Class B common stock held by the Sponsor would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not regain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq is a closing condition under the Merger Agreement. Therefore, the Company would not be able to complete the proposed business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that the proposed Merger will fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, the Sponsor expects to convert substantially all of the founder shares into Class A common stock of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A common stock. The holders of the founder shares will continue to be subject to the same restrictions as holders of the Class B common stock before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated January 19, 2021, filed with the SEC in connection with its IPO.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal or if we determine that additional time is necessary to effectuate the Extension.

As contemplated by the Company’s charter, the holders of public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination. You may elect to redeem your public shares in connection with the special meeting.

However, unless the NTA Requirement Amendment Proposal is approved, the Company will not proceed with the Extension, as described herein, if the Company does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any redemptions in connection therewith.

Each of the Company, Colbeck Edify Holdings, LLC (the “Sponsor”), or any of its affiliates or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date. Each such deposit is referred to herein as an “Extension Payment.” Each Extension Payment will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. If the Company extends the time to complete a business combination to January 20, 2024, the Contributors would make aggregate Contributions in the amount of $450,000 (assuming no public shares are redeemed).

The Contributors will not make any Contribution unless the Extension Amendment Proposal and the Trust Amendment Proposal are both approved and the Combination Period is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class B common stock, par value $0.0001 per share (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. The Auditor Ratification Proposal will be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on June 16, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. However, if the NTA Requirement Amendment Proposal is not approved, then the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.63 at the time of the special meeting (based on the trust account balance as of July 7, 2023, which includes interest that may be used to pay taxes and to fund working capital requirements). The closing price of the Company’s Class A common stock on The Nasdaq Capital Market on July 7, 2023 was $10.59. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If any of the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is effected and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

July 10, 2023	By Order of the Board of Directors,
/s/ Susan Wolford
Susan Wolford
Chairwoman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Director Election Proposal and the Auditor Ratification Proposal, and an abstention will have no effect on the Director Election Proposal and the Auditor Ratification Proposal, in each case assuming a quorum is present.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on JULY 20, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/edifyacq/sm2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JULY 18, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED JULY 10, 2023

EDIFY ACQUISITION CORP.
888 7th Avenue, Floor 29
New York, NY 10106

PROXY STATEMENT FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 20, 2023

The special meeting in lieu of annual meeting (the “special meeting”) of Edify Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 2:00 p.m., on July 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/edifyacq/sm2023. Stockholders will not be able to attend the special meeting in-person. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 20, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the “Extended Date”) (the “Extension Amendment Proposal”);

2.      To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated January 14, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Initial Extension”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO)by depositing (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date (the “Trust Amendment”). This proposal is referred to as the “Trust Amendment Proposal”;

3.      To amend the Company’s charter to remove the net tangible asset requirement from the Company’s charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (“NTA Requirement Amendment”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

4.      To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B common stock” or the “founder shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock” or “public shares”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”).

5.      To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors (the “Board”).

6.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

7.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. This proposal is referred to as the “Adjournment Proposal”. The Adjournment

Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edifyacq/sm2023. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

Currently, our charter provides that if the Company has not consummated its business combination within 24 months from the date of the closing of the IPO, then the Company has the right to extend the time available for the Company to consummate a business combination (the “Combination Period”) for an initial three month period from January 20, 2023 (the date that is 24 months from the closing date of the Company’s IPO) to April 20, 2023 (i.e., 27 months from the consummation of the IPO), followed by up to three one-month extensions from April 20, 2023 to July 20, 2023 (as extended, the “Termination Date”). In accordance with the Company’s charter and the Trust Agreement, the Company deposited $450,000 into the trust account to extend the Combination Period from January 20, 2023 to July 20, 2023.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for an initial three month period from July 20, 2023 to October 20, 2023, followed by three additional one (1) month Extensions up to the Extended Date, provided that each Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline.

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). As disclosed in the Current Report on Form 8-K filed with the SEC on December 19, 2022, on December 18, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes and other applicable laws, Merger Sub will merge with and into Unique Logistics (the “Merger”), with Unique Logistics as the surviving corporation of the Merger. On June 9, 2023, the Company filed a Registration Statement on Form S-4 (the “Registration Statement”) in connection with the Merger. The Registration Statement has not been declared effective by the SEC. The Company believes that given the Company’s expenditure of time, effort and money in connection with the Merger, circumstances warrant providing public stockholders an opportunity to consider the Merger and related transactions. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. Without the Extension, the Company will not be able to complete a business combination on or before the Termination Date, and would be forced to liquidate.

Our charter currently provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which the Company may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “SEC”).

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement. The

Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for Colbeck Edify Holdings, LLC (the “Sponsor”) to convert its Class B common stock to Class A common stock and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on April 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 3, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company regain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 6,900,000 shares of Class B common stock held by the Sponsor would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not regain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq is a closing condition under the Merger Agreement. Therefore, the Company would not be able to complete the proposed business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that the proposed Merger will fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, the Sponsor expects to convert substantially all of the founder shares into Class A common stock of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A common stock. The holders of the founder shares will continue to be subject to the same restrictions as holders of the Class B common stock before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated January 19, 2021, filed with the SEC in connection with its IPO.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

As contemplated by the Company’s charter, the holders of public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination. You may elect to redeem your public shares in connection with the special meeting.

However, unless the NTA Requirement Amendment Proposal is approved, the Company will not proceed with the Extension, as described herein, if the Company does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any redemptions in connection therewith.

Each of the Company, the Sponsor, or any of its affiliates or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date. Each such deposit is referred to herein as an “Extension Payment.” Each Extension Payment will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. If the Company extends the time to complete a business combination to January 20, 2024, the Contributors would make aggregate Contributions in the amount of $450,000 (assuming no public shares are redeemed).

The Contributors will not make any Contribution unless the Extension Amendment Proposal and the Trust Amendment Proposal are both approved and the Combination Period is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class B common stock, par value $0.0001 per share (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. The Auditor Ratification Proposal will be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on June 16, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. However, if the NTA Requirement Amendment Proposal is not approved, then the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $17,950,197 (including interest, but less the funds used to pay taxes and for working capital requirements) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.63 at the time of the special meeting (based on the trust account balance as of July 7, 2023, which includes interest that may be used to pay taxes and to fund working capital requirements). The closing price of the Company’s Class A common stock on The Nasdaq Capital Market on July 7, 2023 was $10.59. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes or to fund the Company’s working capital requirements, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on June 16, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 1,687,664 outstanding shares of the Company’s Class A common stock and 6,900,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

This proxy statement is dated July 10, 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Edify Acquisition Corp.

/s/ Susan Wolford
Susan Wolford
Chairwoman of the Board

i

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on April 11, 2023 and Form 10-Q filed with the SEC on May 19, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K, filed with the SEC on April 11, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 19, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is not controlled by and it does not have substantial ties with a non-U.S. person. Jason Beckman and Jason Colodne, the managers of the Sponsor, are both U.S. citizens. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 20, 2023 (or up to the Extended Date if the Extension Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Extension Amendment Proposal has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated as a Delaware corporation on September 30, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. On January 20, 2021, the Company consummated the IPO of 27,600,000 units (the “units”), including the underwriters’ over-allotment option of 3,600,000 units that was exercised in full. Each unit consists of one share of Class A common stock at a par value $0.0001 per share (the “public shares”) and one-half of one redeemable warrant. Each whole warrant (the “public warrants”) is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $276,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 5,640,000 warrants (the “private placement warrants”) at a price of $1.00 per warrant in a private placement to the Sponsor, generating gross proceeds to the Company of $5,640,000.

Following the closing of the IPO on January 20, 2021, an amount of $276,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete our initial business combination within 30 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below).

Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). On December 21, 2022, the Company held a special meeting of stockholders at which the stockholders approved a proposal to amend our Amended and Restated Certificate of Incorporation (the “First Charter Amendment”) to allow the Company to extend the Combination Period from January 20, 2023 to April 20, 2023 and on a monthly basis up to three times until July 20, 2023 by (i) depositing $225,000 into the Company’s trust account for the three month extension from January 20, 2023 to April 20, 2023 and (ii) depositing $75,000 for each subsequent one-month extension from April 20, 2023 to July 20, 2023. On January 20, 2023, the Company made a cash contribution of $225,000 to the trust account to extend the Combination Period from January 20, 2023 to April 20, 2023. In addition, the stockholders elected to redeem an aggregate of 25,912,336 shares of the Company’s Class A common stock in connection with the First Charter Amendment. As a result, an aggregate of $261,561,217 (or approximately $10.09 per share) was removed from the trust account to pay such stockholders and 1,687,664 shares of Class A common stock remained issued and outstanding following such redemption. On April 20, 2023, the Company made a cash contribution of $75,000 to the trust account to extend the Combination Period from April 20, 2023 to May 20, 2023. On May 20, 2023, the Company made a cash contribution of $75,000 to the trust account to extend the Combination Period from May 20, 2023 to June 20, 2023. As of July 7, 2023, there was approximately $17,950,197 held in the trust account.

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company to extend the Combination Period from January 20, 2023 to April 20, 2023 and on a monthly basis up to three times from the Amended Date to July 20, 2023 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Requirement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.      Extension Amendment Proposal:    To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO).

2.      Trust Amendment Proposal:    To amend the Trust Agreement to extend the liquidation date from July 20, 2023 to October 20, 2023 and on a monthly basis up to three times from the Amended Date to January 20, 2024.

3.      NTA Requirement Amendment Proposal:    To amend our charter to remove the net tangible asset requirement, in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission.

4.      Founder Share Amendment Proposal:    To amend our charter to provide for the right of a holder of the Company’s Class B common stock to convert into shares of the Company’s Class A common stock, on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

5.      Director Election Proposal:    To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s Board.

6.      Auditor Election Proposal:    To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

7.      Adjournment Proposal:    To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

What are the purposes of the Extension Amendment, the Trust Amendment, the NTA Requirement Amendment, and the Founder Share Amendment?

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. As disclosed in the Current Report on Form 8-K filed with the SEC on December 19, 2022, on December 18, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes and other applicable laws, Merger Sub will merge with and into Unique Logistics (the “Merger”), with Unique Logistics as the surviving corporation of the Merger. On June 9, 2023, the Company filed a Registration Statement on Form S-4 (the “Registration Statement”) in connection with the Merger. The Registration Statement has not been declared effective by the SEC. The Company believes that given the Company’s expenditure of time, effort and money in connection with the Merger, circumstances warrant providing public stockholders an opportunity to consider the Merger and related transactions. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

You are not being asked to vote on any proposed business combination at this time. If any of the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is effected and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Our charter currently provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which the Company may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the SEC. If the NTA Requirement Amendment Proposal is not approved, then the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement. The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for Colbeck Edify Holdings, LLC (the “Sponsor”) to convert its Class B common stock to Class A common stock and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on April 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 3, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company regain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 6,900,000 shares of Class B common stock held by the Sponsor would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not regain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq is a closing condition under the Merger Agreement. Therefore, the Company would not be able to complete the proposed business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that the proposed Merger will fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, the Sponsor expects to convert substantially all of the founder shares into Class A common stock of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A common stock. The holders of the founder shares will continue to be subject to the same restrictions as holders of the Class B common stock before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated January 19, 2021, filed with the SEC in connection with its IPO.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If any of the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is effected, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $17,950,197 (including interest but less the funds used to pay taxes and for working capital requirements) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

Why should I vote for the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money in connection with the Merger, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement provides that if a business combination has not been consummated, upon the date which is 30 months after the closing of the IPO, or July 20, 2023, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation date of the trust account from July 20, 2023 to October 20, 2023 and on a monthly basis up to three times from July 20, 2023 to January 20, 2024 to match the Company’s charter if the Extension Amendment is approved.

The Company believes a business combination will provide significant benefits to its stockholders and is proposing the NTA Requirement Amendment to add an additional basis on which the Company may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC. Our charter provides that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA Requirement Amendment is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate a business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment to facilitate the consummation of a business combination. If the NTA Requirement Amendment is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, our charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

The Company believes stockholders will benefit from the Company consummating a business combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements on Nasdaq Global Market necessary to continue to pursue a business combination. For example, on April 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 3, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company regain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 6,900,000 shares of Class B common stock held by the Sponsor would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not regain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq is a closing condition under the Merger Agreement. Therefore, the Company would not be able to complete the proposed business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that the proposed Merger will fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal?

Our Board will abandon the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, if our stockholders do not approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,900,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal?

Approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. The Auditor Ratification Proposal will be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares. If the NTA Requirement Amendment Proposal is not approved, then the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The June 16, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal?

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the NTA Requirement Amendment Proposal is not approved, the Company will not proceed with the implementation of the Extension Proposal or the Founder Share Amendment Proposal if the Company does not have at least $5,000,001 of net tangible assets upon its consummation of the implementation of such proposal, after taking into account any redemptions in connection therewith.

If the Founder Share Amendment Proposal is not approved, the Sponsor will not have the ability to convert the outstanding shares of Class B common stock into shares of Class A common stock as described herein.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex B hereto.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, the Contributors have agreed they will contribute to the trust account the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the three month extension from January 20, 2023 to the Amended Date, and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month Extension. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. If the Company extends the time to complete a business combination to January 20, 2024, the Contributors would make aggregate Contributions in the amount of $450,000 (assuming no public shares are redeemed).

If the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 2:00 p.m. Eastern time, on July 20, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/edifyacq/sm2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialling 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 5619824#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917 -262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting July 15, 2023 at 9:00 a.m. Eastern time. Enter the following URL address into your browser: https://www.cstproxy.com/edifyacq/sm2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 5619824#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 888 7th Avenue, Floor 29, New York, NY 10106, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. The Auditor Ratification Proposal will be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on June 16, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 1,687,664 public shares and 6,900,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If any of the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is effected, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the proposals, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on July 18, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on July 18, 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the relevant proposal and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the proposals will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the applicable proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the matters presented at the special meeting would receive payment of the redemption price for such shares soon after the implementation of such proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali its customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Edify Acquisition Corp.
888 7th Avenue, Floor 29
New York, NY 10106
Attn: Corporate Secretary

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: EAC.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

Date, Time, Place and Purpose of the Special Meeting

The special meeting in lieu of annual meeting of stockholders (the “special meeting”) will be held at 2:00 p.m., on July 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/edifyacq/sm2023. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal:    To amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) from July 20, 2023 (the date that is 30 months from the closing date of the IPO to October 20, 2023 (the date that is 33 months from the closing date of the IPO) and on a monthly basis up to three times from October 20, 2023 to January 20, 2024.

2.      Trust Amendment Proposal:    To amend the Investment Management Trust Agreement, dated January 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO if the Company has not completed its initial business combination, from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO) by depositing (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date.

3.      The NTA Requirement Amendment Proposal:    To amend the Company’s charter to remove the net tangible asset requirement from the Company’s charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission.

4.      The Founder Share Amendment Proposal:    To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share, to convert into shares of the Company’s Class A common stock, par value $0.0001 per share on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

5.      To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors (the “Board”).

6.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

7.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on June 16, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 1,687,664 shares of Class A common stock and 6,900,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date.

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. This Auditor Ratification Proposal will be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal, the Director Election Proposal, and the Auditor Ratification Proposal.

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Requirement Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of such proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal, the Director Election Proposal, or the Auditor Ratification Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Morris Beyda to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Requirement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to EAC.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Corporate Secretary, at Edify Acquisition Corp., 888 7th Avenue, Floor 29, New York, NY 10106, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali its customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: EAC.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Redemption Rights

If the Extension Amendment Proposal, the NTA Amendment Proposal or the Founder Share Amendment Proposal is approved, and such proposal is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares. However, unless the NTA Requirement Amendment is approved, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal, the NTA Amendment Proposal or the Founder Share Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal, the NTA Amendment Proposal or the Founder Share Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 18, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL, THE NTA AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the NTA Amendment Proposal or the Founder Share Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on July 18, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, the NTA Amendment Proposal or the Founder Share Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal, the NTA Amendment Proposal and the Founder Share Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and none of the Extension Amendment Proposal, the NTA Amendment Proposal and the Founder Share Amendment Proposal are approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Requirement Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of such proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements, divided by the number of then outstanding public shares. Based on the amount in the trust account as of July 7, 2023 (which includes interest that may be used to pay taxes and to fund working capital requirements), this would amount to approximately $10.63 per share. The closing price of the public shares on the NASDAQ on July 7, 2023 was $10.59. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 18, 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Requirement Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of such proposal.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 888 7th Avenue, Floor 29, New York, NY 10106. Our telephone number at such address is (212) 603-2800.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on September 30, 2020. In October 2020, we issued an aggregate of 5,750,000 founder shares to the Sponsor in exchange for an aggregate capital contribution of $25,000. On January 14, 2021, the Company effected a stock dividend of 0.2 of a share of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares of Class B common stock outstanding.

On January 20, 2021, we consummated the IPO of 27,600,000 units, including the underwriters’ over-allotment option of 3,600,000 units that was exercised in full. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $276,000,000. Simultaneously with the closing of the IPO, we consummated the sale of an aggregate of 5,640,000 private placement warrants at a price of $1.00 per warrant in a private placement to the Sponsor, generating gross proceeds to the Company of $5,640,000. A total of $276,000,000 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

On December 21, 2022, the Company held a special meeting of stockholders at which the stockholders approved a proposal to amend our Amended and Restated Certificate of Incorporation to allow the Company to extend the Combination Period from January 20, 2023 to April 20, 2023 and on a monthly basis up to three times until July 20, 2023 by (i) depositing $225,000 into the Company’s trust account for the three month extension from January 20, 2023 to April 20, 2023 and (ii) depositing $75,000 for each subsequent one-month extension from April 20, 2023 to July 20, 2023. On January 20, 2023, the Company made a cash contribution of $225,000 to the trust account to extend the Combination Period from January 20, 2023 to April 20, 2023. In addition, the stockholders elected to redeem an aggregate of 25,912,336 shares of the Company’s Class A common stock in connection with the First Charter Amendment. As a result, an aggregate of $261,561,217 (or approximately $10.09 per share) was removed from the trust account to pay such stockholders and 1,687,664 shares of Class A common stock remained issued and outstanding following such redemption. On April 20, 2023, the Company made a cash contribution of $75,000 to the trust account to extend the Combination Period from April 20, 2023 to May 20, 2023. On May 20, 2023, the Company made a cash contribution of $75,000 to the trust account to extend the Combination Period from May 20, 2023 to June 20, 2023. As of July 7, 2023, there was approximately $17,950,197 held in the trust account.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until the last day of the Combination Period to complete a business combination. The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. As disclosed in the Current Report on Form 8-K filed with the SEC on December 19, 2022, on December 18, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes and other applicable laws, Merger Sub will merge with and into Unique Logistics (the “Merger”), with Unique Logistics as the surviving corporation of the Merger. On June 9, 2023, the Company filed a Registration Statement on Form S-4 (the “Registration Statement”) in connection with the Merger. The Registration Statement has not been declared effective by the SEC. The Company believes that given the Company’s expenditure of time, effort and money in connection with the Merger, circumstances warrant providing public stockholders an opportunity to consider the Merger and related transactions. Accordingly, since the Company will not be able to complete the Merger within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If any of the Extension Proposal, the NTA Requirement Amendment Proposal or the Founder Share Proposal is effected and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $17,950,197 (including interest but less the funds used to pay taxes and for working capital requirements) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Unless the NTA Requirement Amendment is approved, we will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 6,900,000 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.004 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $73,071,000 based on the last sale price for the Company’s public shares of $10.59 on the NASDAQ on July 7, 2023 (the record date);

•        If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 5,640,000 private placement warrants purchased by the Sponsor for an aggregate investment of $5,640,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $233,496 based on the last sale price for the public warrants of $0.0414 on the NASDAQ on July 7, 2023 (the record date);

•        Even if the trading price of the Class A common stock were as low as $0.82 per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before January 20, 2023, the initial stockholders will lose their entire investment in us;

•        The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes or to fund the Company’s working capital requirements, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust Account and not previously released to the Company to pay taxes or to fund the Company’s working capital requirements (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,900,000 founder shares, representing 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and Trust Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

The Trust Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Trust Amendment.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,900,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE NTA REQUIREMENT AMENDMENT

Overview

This is a proposal to amend our charter to expand the methods that the Company may employ to not become subject to the SEC’s “penny stock” rules by removing the net tangible asset requirement therein. All stockholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. The text of the proposed charter amendment is set forth in Annex A to this proxy statement.

The NTA Requirement

Article IX § 9.2(a) of the charter currently provides that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001. We refer to this as the “NTA Requirement.”

The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The Company is proposing to amend its charter to remove the NTA Requirement in order to expand the methods that we may employ to not become subject to the “penny stock” rules. The NTA Rule is one of several exclusions from the SEC’s “penny stock” rules and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included Article 9.2(a) and in its charter in order to ensure that through the consummation of its initial business combination the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. the Company’s securities are listed on The Nasdaq Stock Market and have been so listed since the consummation of the IPO. the Company believes that The Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on its net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Vote Required for Approval

The approval of the NTA Requirement Amendment Proposal requires the affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the NTA Requirement Amendment Proposal. If you do not want the NTA Requirement Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the NTA Requirement Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the NTA Requirement Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,900,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’s STOCKHOLDERS VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

This is a proposal to amend our charter to allow the initial stockholders to convert the Class B common stock into Class A common stock on a one-for-one basis at any time prior to the closing of the Company’s initial business combination. The initial stockholders will continue to be subject to the same restrictions as holders of the Class B common stock before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated January 19, 2021, filed with the SEC in connection with its IPO. The text of the proposed amendment is set forth in Annex A to this proxy statement

Reasons for the Founder Share Amendment Proposal

The Board believes the opportunity to consummate a business combination is in the best interests of the Company and its stockholders.

The Company believes stockholders will benefit from the Company consummating a business combination. The Company is proposing the Founder Share Amendment Proposal because it believes it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into public shares on a one-for-one basis and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. For example, on April 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 3, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment Proposal, as currently contemplated, may help the Company regain compliance with the MVLS Requirement, since following the conversion of the Class B common stock into Class A common stock, the 6,900,000 shares of Class B common stock held by the Sponsor would be included in the calculation of the MVLS, making it more likely that the Company will satisfy the MVLS Requirement. If the Company does not regain compliance with the MVLS Requirement, the Company may be delisted by Nasdaq. Listing on Nasdaq is a closing condition under the Merger Agreement. Therefore, the Company would not be able to complete the proposed business combination in the event of a delisting of its securities on Nasdaq. The Founder Share Amendment Proposal reduces the risk that the Company will be delisted from Nasdaq and that the proposed Merger will fail. As a result, the Founder Share Amendment Proposal may aid the Company in retaining investors.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement. The Company believes that it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into public shares and that may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. If the Founder Share Amendment Proposal is not approved, the Company believes that, for the reasons discussed above, it may be more difficult to complete a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Founder Share Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 6,900,000 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.004 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $73,071,000 based on the last sale price for the Company’s public shares of $10.59 on the NASDAQ on July 7, 2023 (the record date);

•        If the Founder Share Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 5,640,000 private placement warrants purchased by the Sponsor for an aggregate investment of $5,640,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $233,496 based on the last sale price for the public warrants of $0.0414 on the NASDAQ on July 7, 2023 (the record date);

•        Even if the trading price of the Class A common stock were as low as $0.82 per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Founder Share Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before January 20, 2023, the initial stockholders will lose their entire investment in us;

•        The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes or to fund the Company’s working capital requirements, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Founder Share Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, the Company intends to file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto, to allow the initial stockholders to convert the Class B common stock into Class A common stock on a one-for-one basis at any time prior to the closing of the business combination. The Company will then continue to work to consummate a business combination by the Extended Date.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires the affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Founder Share Amendment Proposal. If you do not want the Founder Share Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Founder Share Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,900,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

Resolution

The text of the proposed amendment to be put to stockholders to consider and vote upon at the special meeting in relation to the Founder Share Amendment Proposal is set forth in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

DIRECTOR ELECTION PROPOSAL

Nominees of the Board of Directors

The Company’s Board consists of five members. The Company’s Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Rosamund M. Else-Mitchell, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Ari Horowitz and Susan Wolford, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Jason Beckman and Jason Colodne, will expire at the third annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting (the “Term”) following election and until their successors have been duly elected and qualified.

Our board of directors has nominated the persons identified below for re-election as Class II directors, to serve for the Term and until their successors have been elected and qualified. If the nominees become unavailable for election, which is not expected, the person named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

If a quorum is present at the special meeting in lieu of an annual meeting, the nominees for Class II director will be elected by a plurality of the votes of the shares present in person by virtual attendance or represented by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as a director since
Ari Horowitz	54	Director	April 2021
Susan Wolford	66	Director	January 2021

The following sets forth certain information with respect to our director nominee.

Susan Wolford is the Chairwoman of the Board and Directors. From April 2003 to July 2020, Ms. Wolford worked at BMO Capital Markets. In December 2018, Ms. Wolford became the Vice Chair of BMO Capital Markets after serving as the Head of the Technology and Business Services Group, which included the educational services and edtech, HCM, enterprise and application software, information services, and financial technology industries. During her tenure leading the education practice at BMO Capital Markets, Ms. Wolford sourced and executed 52 mergers and acquisition transactions, and was involved in over $37 billion in debt and equity financings. She has served on multiple nonprofit and publicly-listed Board of Directors and is currently on the Dean’s Advisory Council of Villanova School of Business and the Board of Director’s Leadership Council of the Rutgers Cancer Institute of New Jersey and previously served on the Board of the Center for Education Reform. Ms. Wolford graduated with honors from Villanova University and received a Master’s of International Affairs from Columbia University. Ms. Wolford was an investment banker for over 35 years, leading a wide variety of financing and merger- and- acquisition transactions across many industry groups. For the past 20 years, she has been focused on the educational services industry, working with pre-K-12, post-secondary, and lifelong learning companies. We believe that Ms. Wolford is qualified to serve on our board of directors based on her expertise in finance and her transaction expertise.

Ari Horowitz is one of our directors. Mr. Horowiz is currently the Chief Executive Officer of Yardline Capital — a leading provider of non-dilutive growth capital solutions for business operating within the marketplace commerce economies. He has more than 20 years of experience in operational and transactional senior leadership, marketing, and corporate development roles. Prior to Yardline, Mr. Horowitz was the SVP, Strategic Partnerships & Corp Development at Thrasio, the fastest growing acquirer of Amazon third-party seller businesses, where he co-led the team which has acquired over 100 Amazon sellers. He continues to serve as an Advisor to Thrasio and has been the CEO of multiple companies, including Opus360 which he co-founded and took public. During his career, he has also been a senior member of teams which completed financings and M&A transactions with a total value in excess of $1.5B. Mr. Horowitz holds a Bachelor of Arts degree in economics from the University of Pennsylvania. We believe that Mr. Horowitz is qualified to serve on our board of directors based on his transaction expertise.

Board Leadership Structure and Role in Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•        The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•        The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

Our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. We have previously filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement in connection with our IPO.

Director Independence

The rules of the Nasdaq require that a majority of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Susan Wolford, Rosamund M. Else-Mitchell, and Ari Horowitz are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee and a Compensation Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available as exhibits to the registration statement filed in connection with our IPO. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The members of our audit committee are Ms. Wolford, Ms. Elsie-Mitchell and Mr. Horowitz, and Mr. Horowitz serves as chair of the audit committee. Each member of the audit committee is financially literate and the Company’s Board has determined that each member qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance, and reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee held one meeting during the fiscal year ended December 31, 2022.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

With respect to the audit of the Company’s financial statements for the year ended December 31, 2021, the members of the audit committee:

•        have reviewed and discussed the audited financial statements with the Company’s management and WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm;

•        have discussed with Withum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees”; and

•        have received and reviewed the written disclosures and the letter from Withum required by applicable requirements of the Public Company Accounting Oversight Board regarding Withum’s communications with the audit committee concerning independence and have discussed with Withum its independence from the Company.

Based on these reviews and discussions, the audit committee recommended to the Board that the audited financial statements referred to above be included in Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2022, filed on April 11, 2023.

Compensation Committee

The members of our Compensation Committee are Susan Wolford, Rosamund M. Else-Mitchell and Ari Horowitz, and Mr. Horowitz serves as chair of the compensation committee.

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Susan Wolford, Rosamund M. Else-Mitchell and Ari Horowitz. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Edify Acquisition Corp., Attention: Secretary, at 888 7th Avenue, Floor 29, New York, NY 10106, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2022.

EXECUTIVE OFFICERS AND DIRECTORS

The Company’s directors and officers are as follows:

Name	Age	Title
Ronald H. Schlosser	74	Chief Executive Officer
Morris Beyda	49	Chief Financial Officer
Susan Wolford	66	Director and Chairwoman of the Company’s Board
Jason Beckman	46	Director
Jason Colodne	51	Director
Rosamund M. Else-Mitchell	53	Director
Ari Horowitz	54	Director

The biographical information for Susan Wolford and Ari Horowitz is provided above under the director nominee information.

Ronald H. Schlosser is our Chief Executive Officer. Currently, Mr. Schlosser advises global leaders in private equity on investing in education and information services companies. From March 2013 to October 2020, he served as an Executive Chairman and as a Director of McGraw-Hill Education. From May 2010 to March 2012, Mr. Schlosser was Chairman and Chief Executive Officer of Haights Cross Communications (“HCC”), an educational and library publishing company, where he led expansion of the company’s product lines especially with digital segments. Before HCC, from October 2008 to November 2009, he served as senior advisor to Providence Equity Partners (“Providence”) and was chairman of several of Providence’s education and information services companies, including Jones & Bartlett and Assessment Technologies Institute (now Ascend Learning), Edline, and Survey Sampling International. Mr. Schlosser started at Thomson Corporation in July 1995. Mr. Schlosser spent 12 years at Thomson Corporation, including four years as Chief Executive Officer of Thomson Learning Group (now Cengage Learning). Additionally, he has held executive positions at Elsevier Science, which he started at in 1988. Mr. Schlosser currently serves on the Board of Directors of Copyright Clearance Center and the Warehouse Arts District in Florida. Mr. Schlosser holds an MBA from Farleigh Dickinson University and is a graduate of Rider University.

Morris Beyda is our Chief Financial Officer. Currently, Mr. Beyda is a Partner, Chief Operating Officer and Chief Compliance Officer at Colbeck, where he is responsible for all middle and back office functions including operations, finance, technology, and compliance. In March 2009, Mr. Beyda joined Colbeck. Prior to joining Colbeck, from May 2007 to February 2009, Mr. Beyda was Chief Technology Officer of Serengeti, where he had both systems and operational responsibilities from pre-launch through a four times growth in AUM achieved in less than a year. Before joining Serengeti, from October 2001 to March 2006, Mr. Beyda was the North American Chief Information Officer and Vice President of Information Technology for Dimension Data Holdings (LSE: DDT), a global systems integrator. From June 1995 to July 1997, Mr. Beyda worked with Arthur Andersen’s Business Consulting group, followed by various executive roles in early-stage ventures. Mr. Beyda holds a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania.

Jason Beckman is one of our directors. Mr. Beckman has spent his professional career in private equity and related areas of strategic credit. Mr. Beckman co-founded Colbeck with Mr. Colodne in January 2009. Mr. Beckman is currently a Co-Founder and Managing Partner of Colbeck. At Colbeck, Mr. Beckman is intimately involved in all aspects of the business, including investment execution and management of the firm’s investment origination. From January 2005 to February 2008, Mr. Beckman worked at Deutsche Bank where he was the Vice President of Distressed Debt Sourcing and Sales. From July 1998 to February 2004, Mr. Beckman worked at Goldman Sachs as the head of Fixed Income Currency, and Commodities Division’s distressed debt sourcing business where he built and managed a team responsible for sourcing strategic lending opportunities and distressed asset divestitures. In this capacity, Mr. Beckman worked closely with Mr. Colodne. Mr. Beckman focuses his philanthropic efforts in the Arts, as a benefactor of The Metropolitan Museum of Art and Art Production Fund and on global humanitarian issues through the World Food Program and International Rescue Committee. Mr. Beckman is a graduate of Union College and studied abroad at the London School of Economics. During his time at Union College, Mr. Beckman co-founded CollegetownUSA.com, an online education focused resource for College students around the United States. The company was ultimately acquired by Blackboard which later went public. We believe that Mr. Beckman is qualified to serve on our board of directors based on his expertise in finance.

Jason Colodne is one of our directors. Mr. Colodne’s investment experience runs over two decades. Mr. Colodne co-founded Colbeck with Mr. Beckman in January 2009. Mr. Colodne is currently a Co-Founder and Managing Partner of Colbeck. He is the senior transaction partner at Colbeck and oversees all aspects of investment execution, including diligence, documentation, and portfolio management. From April 2007 to January 2008, Mr. Colodne served as the President and Head of Leveraged Loan and M&A Activity at the private equity firm Patriarch Partners. From June 2004 to March 2007, Mr. Colodne was a Managing Director at Morgan Stanley and, as the founder of the division, established all infrastructure for deal sourcing, accounting, deal execution, portfolio management, loan closing, loan administration, and credit trading. Under Mr. Colodne’s leadership, the Morgan Stanley Strategic Finance division transacted on $19 billion of Strategic Lending loan volume. From July 1998 to May 2004, Mr. Colodne served as the Head of Bank Loan Research and Investing and the Hybrid Lending Business in the Fixed Income Currency and Commodities Division at Goldman Sachs. Mr. Colodne joined Goldman Sachs after gaining proprietary investment and investment banking experience at UBS and Bear Stearns. Mr. Colodne has held board seats on multiple portfolio companies and participated in numerous restructuring steering committees. Mr. Colodne is a member of the Young Professionals Organizations — Metro New York (YPO), is a Board Member of the Centurion Foundation, and is a Committee Member at the Children’s Tumor Foundation. Mr. Colodne is a graduate of the University of Pennsylvania. We believe that Mr. Colodne is qualified to serve on our board of directors based on his transaction expertise.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

In October 2020, the Sponsor purchased an aggregate of 5,750,000 shares of Edify’s Class B common stock for an aggregate purchase price of $25,000. On January 14, 2021, Edify effected a stock dividend of 0.2 share for each outstanding share of Edify’s Class B common stock, resulting in the Sponsor holding 6,900,000 shares of Edify’s Class B common stock. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares of common stock upon completion of Edify IPO.

The Sponsor also purchased an aggregate of 5,640,000 private placement warrants for a purchase price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of Edify IPO. As such, the Sponsor’s interest in the Edify IPO was valued at $5,640,000, based on the number of private placement warrants purchased. Each private placement warrant entitles the holder thereof to purchase one share of Edify’s Class A common stock at a price of $11.50 per share, subject to adjustment.

Edify entered into an Administrative Services Agreement pursuant to which it pays the Sponsor a total of $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

The Sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Edify’s audit committee reviews on a quarterly basis all payments that were made by Edify to its Sponsor, officers, directors or its or any of their respective affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Edify’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, Edify and certain existing stockholders of Unique Logistics who, in each case, will receive Edify Class A Common Stock in connection with the Transactions, entered into a lock-up agreement to be effective upon the Closing (the “Lock-Up Agreement”), pursuant to which each of them agreed not to, without Edify’s prior written consent, (i) sell, offer to sell, contract, or agree to sell, hypothecate, pledge, or otherwise dispose of, directly or indirectly, any shares of Edify Class A Common Stock or securities convertible into or exercisable for shares of Edify Class A Common Stock owned by him, her, or it (the “Covered Shares”), other than to a Permitted Transferee (as defined in the Lock-Up Agreement), (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Covered Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (each, a “Transfer”), until the date that is 12 months after the Closing Date, except that (A) if the Closing Share Price (as defined in the Lock-Up Agreement) is equal to or exceeds $12.00 for any 20 trading days within any period of 30 consecutive trading days beginning at least 150 days after the Closing Date, the lock-up will automatically terminate, (ii) certain stockholders will be permitted to sell up to 1.5% or 6.0% of their Covered Shares following the resale registration statement to be filed by the Edify with respect to the Covered Shares being declared effective by the SEC, and (iii) certain stockholders will be permitted to Transfer, beginning on the date that is six months after the Closing Date, up to 50% of such stockholder’s other Covered Shares owned by it or its affiliates on such date.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Edify, the Sponsor and the Insiders entered into the Sponsor Support Agreement. The following summary of the Sponsor Support Agreement is qualified by reference to the complete text of the form of Sponsor Support Agreement. All stockholders are encouraged to read the form of Sponsor Support Agreement in its entirety for a more complete description of the terms and conditions thereof.

Pursuant to the terms of the Sponsor Support Agreement, the Sponsor agreed (i) to waive certain anti-dilution rights that may have otherwise entitled the Sponsor to more than one share of Edify’s Class A common stock per share upon conversion of the Sponsor’s founder shares on a one-to-one basis into shares of Edify’s Class A common stock in connection with the consummation of the Merger; (ii) to forfeit 1,713,139 of its founder shares contingent upon the closing of the Transactions; (iii) to support the Transactions, including agreeing to vote in favor of the adoption of the Merger Agreement at the special meeting; (iv) not to transfer founder shares or private placement warrants between the date of the Merger Agreement and the closing; and (v) contingent upon the closing of the Transactions, not to transfer any shares of Class B common stock, par value $0.0001 per share, of Edify (or shares of Edify’s Class A common stock issuable upon conversion thereof), or any warrant entitling the Sponsor to purchase one share of Edify’s Class A common stock per warrant, in each case, for a period of 12 months following the date of the closing of the Transactions subject to potential early termination if the trading price of Edify’s Class A common stock trades above $12.00 per share for a period specified therein.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, Edify and Unique Logistics entered into the Voting and Support Agreement with Frangipani Trade Services, Inc. and Great Eagle Freight Limited, who collectively hold sufficient shares to deliver the required approval of the Transactions by Unique Logistics’s existing shareholders (the “Supporting Company Stockholders”), pursuant to which the Supporting Company Stockholders agreed (i) to deliver a written consent to the transactions on the second business day following the date on which the Registration Statement is declared effective by the SEC; and (ii) not to transfer their Unique Logistics capital stock.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or initial stockholders, unless we have obtained (i) an opinion from an independent investment banking firm, or other firm that commonly provides valuation opinions, that the business combination is fair to our stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time). Furthermore, in no event will any of our initial stockholders, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the special meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board of Directors appointed WithumSmith+Brown, PC as the independent registered public accounting firm for the fiscal year ended December 31, 2023. Representatives of WithumSmith+Brown, PC may be present by tele-conference at the special meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of WithumSmith+Brown, PC, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2022, the firm of WithumSmith+Brown, PC, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and review of financial statements included in our quarterly reports and services that are normally provided by WithumSmith+Brown, PC in connection with statutory and regulatory filings. The aggregate fees billed by WithumSmith+Brown, PC for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for fiscal years ended December 31, 2022 and 2021 totalled $115,950 and $130,620, respectively. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    We did not pay WithumSmith+Brown, PC for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements during the fiscal years ended December 31, 2022 and 2021.

Tax Fees.    We did not pay WithumSmith+Brown, PC for tax compliance, tax planning and tax advice during the fiscal years ended December 31, 2022 and 2021.

All Other Fees.    We did not pay WithumSmith+Brown, PC for other products and services during the fiscal year ended December 31, 2022 and 2021.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the special meeting vote “FOR” the Auditor Ratification Proposal. Abstentions and broker non-votes with respect to this proposal will have the no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, and/or the Auditor Ratification Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 7, 2023 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 8,587,664 shares of common stock issued and outstanding as of July 7, 2023, consisting of 1,687,664 shares of Class A common stock and 6,900,000 founder shares.

	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common stock
Name and Address of Beneficial Owner(1)
Ronald H. Schlosser	—		—
Morris Beyda	—		—
Susan Wolford	—		—
Jason Beckman(2)	6,900,000	(3)	80.35%
Jason Colodne(2)	6,900,000	(3)	80.35%
Rosamund M. Else-Mitchell	—		—
Ari Horowitz	—		—
All directors and executive officers as a group (seven individuals)	6,900,000		80.35%
Colbeck Edify Holdings, LLC(3)	6,900,000		80.35%
Adage Capital Partners, L.P.(4)	1,800,000		6.52%
Polar Asset Management Partners Inc.(5)	2,376,000		8.61%
Shaolin Capital Management LLC(6)	1,639,916		5.90%
Barclays PLC(7)	1,495,267		5.42%
Periscope Capital Inc.(8)	150,000		8.89%
Fir Tree Capital Management LP(9)	2,376,000		8.61%
Castle Creek Arbitrage, LLC(10)	150,000		8.89%
FFI Fund Ltd.(11)	365,000		21.6%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 888 7th Avenue, Floor 29, New York, NY 10106.

(2)      Consists of shares owned by Colbeck Edify Holdings, LLC.

(3)      Our sponsor is controlled by Jason Beckman and Jason Colodne.

(4)      Based on information provided in a Schedule 13G filed on February 1, 2021. The address of the business office of the Reporting Person is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)      Based on information provided in a Schedule 13G filed on February 8, 2022. The address of the business office of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)      Based on information provided in a Schedule 13G filed on February 10, 2022. The address of the business office of the Reporting Person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(7)      Based on information provided in a Schedule 13G filed on February 11, 2022. The address of the business office of the Reporting Person is 1 Churchill Place, London, E14 5HP, England.

(8)      Based on information provided in a Schedule 13G/A filed on February 13, 2023. The address of the business office of the Reporting Person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(9)      Based on information provided in a Schedule 13G filed on February 14, 2022. The address of the business office of the Reporting Person is 55 West 46th Street, 29th Floor New York, NY 10036.

(10)    Based on information provided in a Schedule 13G filed on February 13, 2023. The address of the business office of the Reporting Person is 111 W. Beaver Creek Blvd PO Box 3500 Avon, CO 81620.

(11)    Based on information provided in a Schedule 13G filed on June 15, 2023. The address of the business office of the Reporting Person is 888 Boylston Street, 15th Floor, Boston, Massachusetts 02199.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 888 7th Avenue, Floor 29, New York, NY 10106, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Edify Acquisition Corp.
888 7th Avenue, Floor 29
New York, NY 10106
Attn: Corporate Secretary

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: EAC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than July 13, 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EDIFY ACQUISITION CORP.

Edify Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the corporation is Edify Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on September 30, 2020.

2.      The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 30, 2020 and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was January 14, 2021, as further amended on December 22, 2022 (the “Amended and Restated Certificate of Incorporation”).

3.      The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(c) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“(c) In the event that the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering (the “Combination Period”), upon the Corporation’s or Sponsor’s request, the Corporation may extend the Combination Period by (i) three months on a single occasion(the “Initial Extension”) and (ii) following the Initial Extension, one month each on up to three occasions (each, a “Subsequent Extension”), but in no event to a date later than January 20, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

RESOLVED, that Section 9.2(a) of Article IX of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced by the following:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

Annex A-1

RESOLVED, that Section 4.3(b)(1)of Article IV of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced by the following:

“(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) by the holder, in its sole discretion, prior to the closing of the Business Combination.”

4.      That thereafter, said amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [•], 2023.

Name: Ronald H. Schlosser
Title: Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2023, by and between Edify Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 14, 2021, as amended on December 22, 2022, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $276,000,000 of the gross proceeds from the Offering and sale of the Private Placement Warrants was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 30 months after the closing of the Offering if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)    Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein; or (y) July 20, 2023 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by (i) three months on a single occasion (the “Initial Extension”) and (ii) following the Initial Extension, one month each on up to three occasions (each, a “Subsequent Extensions”), but in no event to a date later than January 20, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $100,000 of interest that may be released to

Annex B-1

the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Company or Colbeck Edify Holdings, LLC (or their respective affiliates or permitted designees) will deposit into the Trust Account (i) the lesser of (a) $225,000 and (b) $0.15 for each issued and outstanding share of the Company’s Class A common stock, par value $0.0001 per share, issued in the Offering (the “Public Shares”) that has not been redeemed for the Initial Extension and (ii) the lesser of (a) $75,000 and (b) $0.05 for each issued and outstanding Public Share that has not been redeemed for each Subsequent Extension (each, a “Contribution”);; provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2.      Amendment to Definitions.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated January 14, 2021, by and between Edify Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to the Investment Management Trust Agreement, dated December 22, 2022, and as further amended by Amendment No. 2 to Investment Management Trust Agreement dated [•], 2023.; and

3.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.   Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

EDIFY ACQUISITION CORP.
By:
Name:
Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:

Annex B-3

PROXY CARD

EDIFY ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 20, 2023: The Proxy Statement is available at https://www.cstproxy.com/edifyacq/sm2023

The undersigned hereby appoints Morris Beyda as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Edify Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on July 20, 2023 at 2:00 p.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 10, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL 1. EXTENSION AMENDMENT — To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 20, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to January 20, 2024.

For ☐        Against ☐        Abstain ☐

2.      PROPOSAL 2. TRUST AMENDMENT PROPOSAL — To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated January 14, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Initial Extension”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO)by depositing (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date.

For ☐        Against ☐        Abstain ☐

3.      PROPOSAL 3. NTA REQUIREMENT AMENDMENT PROPOSAL — To amend the Company’s charter to remove the net tangible asset requirement from the Company’s charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission.

For ☐        Against ☐        Abstain ☐

4.      PROPOSAL 4. FOUNDER SHARE AMENDMENT PROPOSAL — To amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B common stock” or the “founder shares”), to convert into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock” or “public shares”) on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

For ☐        Against ☐        Abstain ☐

5.      PROPOSAL 5. DIRECTOR ELECTION PROPOSAL — To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors (the “Board”).

For ☐        Against ☐        Abstain ☐

6.      PROPOSAL 6. AUDITOR RATIFICATION PROPOSAL — To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

For ☐        Against ☐        Abstain ☐

7.      PROPOSAL 7. ADJOURNMENT — To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. This proposal is referred to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

For ☐        Against ☐        Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

To re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors (the “Board”).

6.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.